UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
    (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
    (Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end:    July 31,
Date of reporting period:    January 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SB CONVERTIBLE FUND

CLASSIC SERIES | SEMI-ANNUAL REPORT | JANUARY 31, 2005

Smith Barney Mutual Funds

Your Serious Money. Professionally Managed.®

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

Classic Series

Semi-Annual Report • January 31, 2005

SB CONVERTIBLE FUND
PETER D. LUKE PORTFOLIO MANAGER	KENT BAILEY, CFA PORTFOLIO MANAGER
PETER D. LUKE

Peter D. Luke, portfolio manager, has more than 38 years of securities business experience. Education: BSc in Economics from the University of London.	What’s Inside

	Letter from the Chairman	1

	Fund at a Glance	4

KENT BAILEY, CFA	Fund Expenses	5

Kent Bailey, CFA, portfolio manager, has more than 7 years of securities business experience. Education: B.A. in History and Economics from the University of Virginia.	Schedule of Investments	7

	Statement of Assets and Liabilities	14

	Statement of Operations	16

	Statements of Changes in Net Assets	17
FUND OBJECTIVE
	Financial Highlights	18

The fund seeks current income and capital appreciation by investing primarily in convertible securities. These are securities that may be converted to common stock or other equity interests in the issuer at a predetermined price or rate.

	Notes to Financial Statements	26

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Despite rising interest rates, continued high oil prices, geopolitical concerns and uncertainties surrounding the presidential election, the U.S. economy continued to expand during the period. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)[i] growth was a robust 4.0% in the third quarter. The advance estimate for fourth quarter GDP was 3.1%, another solid gain.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004—the first rate increase in four years. The Fed again raised rates in 0.25% increments during its meetings in August, September, November, and December 2004, bringing the target for the federal funds rate to 2.25%. On February 2, 2005, after the fund’s reporting period had ended, the Fed raised rates an additional 0.25% to 2.50%.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Offer

During the six-month period covered by this report, the U.S. stock market generated strong results, with the S&P 500 Indexiv returning 8.15%. During the first half of the period, stocks traded in a fairly narrow range, as the issues listed above caused many investors to remain on the sidelines. However, in late October 2004, equities in both the U.S. and abroad began to rally sharply. With the uncertainty of the presidential election behind them, coupled with falling oil prices, investors were drawn to the equity markets. The market’s ascent continued in November and December, before weakening and giving back some of its gains in January 2005.

Looking at the reporting period as a whole, the trend of value-oriented stocks outperforming their growth counterparts continued. In addition, small- and mid-capitalization stocks generally outperformed their larger brethren during the period.

PERFORMANCE SNAPSHOT AS OF DECEMBER 31, 2005 (excluding sales charges) (unaudited)

6 Months
SB Convertible Fund — Smith Barney Class A Shares	5.76%
Goldman Sachs/Bloomberg U.S. Convertible 100 Index	4.13%
Lipper Convertible Securities Funds Category Average	6.46%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Smith Barney Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Smith Barney Class B shares returned 5.48%, Smith Barney Class C shares returned 5.43%, Smith Barney Class O shares returned 5.44%, Smith Barney Class Y shares returned 5.99%, Salomon Brothers Class A shares returned 5.70%, Salomon Brothers Class B shares returned 5.40% and Salomon Brothers Class C shares returned 5.38% over the six months ended January 31, 2005.

1 SB Convertible Fund | 2005 Semi-Annual Report

Fund Performance

For the six months ended January 31, 2005, Smith Barney Class A shares of the SB Convertible Fund, excluding sales charges, returned 5.76%. These shares outperformed the fund’s unmanaged benchmark, the Goldman Sachs/Bloomberg U.S. Convertible 100 Index[v], which returned 4.13%. The Lipper Convertible Securities Funds Category Average[1] was 6.46% for the same period.

Performance Review

Healthcare, the largest sector in the fund at the beginning of the period, was the top group contributor to fund returns for the six months led by the convertible bonds of Pacificare Health Systems, a managed health care service company, and those of Transkaryotic Therapies, a biotechnology company focused on treatment of rare genetic diseases. Financials, the second largest group in the fund at the beginning of the period, was the second best group contributor to fund returns for the six months led by the convertible preferred shares of Host Marriott, a real estate investment trust focused on full service hotel properties, and those of Commerce Capital Trust, a rapidly growing east coast bank.

Information technology, the third largest group in the fund at the start of the six months, was the weakest group contributor to fund returns for the period led by decline in the common shares of DDI Corp., a provider of time-critical electronic manufacturing services, and in the convertible bonds of Sina Corp., a global internet media company operating Chinese language sites.

The second worst sector performance in the fund was by the materials group, one of the smaller sectors in the fund, in which the only two holdings, the convertible bonds of International Paper, a large manufacturer of forest products, and the convertible preferred shares of Temple-Inland, a manufacturer of packaging and building products that also has a financial services business, were relatively weak.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended January 31, 2005, including the reinvestment of dividends and capital gains, if any, calculated among the 80 funds in the fund’s Lipper category, and excluding sales charges.
2 SB Convertible Fund | 2005 Semi-Annual Report

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

February 23, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of January 31, 2005 and are subject to change and may not be representative of the fund’s current or future investments. The fund’s top ten holdings (as a percentage of net assets) as of this date were: Amgen, Inc., Sr. Notes, zero coupon due 3/1/32 (3.0%), ADC Telecommunications, Inc., Sub. Notes, 2.235% due 6/15/13 (2.5%), Waste Connections, Inc., Sub. Notes, 2.660% due 5/1/22 (2.5%), Commerce Capital Trust II, 5.950% due 3/10/32 (2.2%), Affiliated Computer Services, Inc., Class A Shares (2.0%), Capital One Financial Corp., 6.250% due 5/17/05 (2.0%), Teva Pharmaceutical Finance N.V., Debentures, Series B, 0.250% due 2/1/24 (2.0%), Merrill Lynch & Co., Inc., Sr. Notes, zero coupon due 3/13/32 (1.9%), Host Marriott Finance Trust, 6.750% due 12/2/26 (1.9%), Omnicom Group, Inc., zero coupon due 6/15/33 (1.9%). Please refer to pages 7 through12 for a list and percentage breakdown of the fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the fund’s current or future investments. The fund’s top five sector holdings (as a percentage of net assets) as of January 31, 2005 were: Information Technology (22.7%), Financials (19.3%), Healthcare (16.6%), Industrials (13.7%), Consumer Discretionary (13.6%). The fund’s portfolio composition is subject to change at any time.

RISKS: Convertible Securities are subject to stock market, credit and interest rate risks. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
[v]	The Goldman Sachs/Bloomberg U.S. Convertible 100 Index is an equally-weighted index of 100 leading convertible securities, designed to represent the broad U.S. convertibles market.
3 SB Convertible Fund | 2005 Semi-Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

4 SB Convertible Fund | 2005 Semi-Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2004 and held for the six months ended January 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Smith Barney Class A	5.76%	$1,000.00	$1,057.60	1.15%	$5.96

Smith Barney Class B	5.48	1,000.00	1,054.80	1.70	8.80

Smith Barney Class C	5.43	1,000.00	1,054.30	1.88	9.73

Smith Barney Class O	5.44	1,000.00	1,054.40	1.73	8.96

Smith Barney Class Y	5.99	1,000.00	1,059.90	0.77	4.00

Salomon Brothers Class A	5.70	1,000.00	1,057.00	1.20	6.22

Salomon Brothers Class B	5.40	1,000.00	1,054.00	1.89	9.78

Salomon Brothers Class C	5.38	1,000.00	1,053.80	1.93	9.99

(1)	For the six months ended January 31, 2005.
(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Smith Barney Class A and Salomon Brothers Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

5 SB Convertible Fund | 2005 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Smith Barney Class A	5.00%	$1,000.00	$1,019.41	1.15%	$5.85

Smith Barney Class B	5.00	1,000.00	1,016.64	1.70	8.64

Smith Barney Class C	5.00	1,000.00	1,015.73	1.88	9.55

Smith Barney Class O	5.00	1,000.00	1,016.48	1.73	8.79

Smith Barney Class Y	5.00	1,000.00	1,021.32	0.77	3.92

Salomon Brothers Class A	5.00	1,000.00	1,019.16	1.20	6.11

Salomon Brothers Class B	5.00	1,000.00	1,015.68	1.89	9.60

Salomon Brothers Class C	5.00	1,000.00	1,015.48	1.93	9.80

(1)	For the six months ended January 31, 2005.
(2)
Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6 SB Convertible Fund | 2005 Semi-Annual Report

Schedule of Investments (unaudited)	January 31, 2005

SHARES	SECURITY	VALUE

COMMON STOCK — 9.1%
CONSUMER DISCRETIONARY — 0.7%

Specialty Retail — 0.7%
45,000	Staples, Inc.	$1,473,300

ENERGY — 2.9%

Energy Equipment & Services — 1.4%
35,000	Nabors Industries, Ltd. (a)	1,764,000
40,000	Rowan Cos., Inc. (a)	1,126,400

		2,890,400

Oil & Gas — 1.5%
275,000	El Paso Corp.	2,989,250

	TOTAL ENERGY	5,879,650

FINANCIALS — 1.4%

Diversified Financials — 1.4%
75,000	Countrywide Financial Corp.	2,775,000

INFORMATION TECHNOLOGY — 4.1%

Communications Equipment — 0.5%
300,000	Nortel Networks Corp. (a)	975,000

Electronic Equipment & Instruments — 1.4%
310,000	DDI Corp. (a)(b)	747,100
410,000	Solectron Corp. (a)	2,037,700

		2,784,800

Internet — 0.2%
30,000	Sohu.com Inc. (b)	470,700

IT Consulting & Services — 2.0%
75,000	Affiliated Computer Services, Inc., Class A Shares (a)	4,064,250

	TOTAL INFORMATION TECHNOLOGY	8,294,750

	TOTAL COMMON STOCK
	(Cost — $24,688,549)	18,422,700

CONVERTIBLE PREFERRED STOCK — 22.7%
ENERGY — 0.1%

Oil & Gas — 0.1%
5,500	El Paso Energy Capital Trust I, 4.750% due 3/31/28 (b)	214,390

FINANCIALS — 14.1%

Banks — 6.4%
75,000	Commerce Capital Trust II, 5.950% due 3/10/32	4,471,875
60,000	Sovereign Capital IV, 4.375% due 3/1/34 (b)	2,977,500
14,000	State Street Corp., 6.750% due 2/15/06	2,898,000
45,000	Washington Mutual Inc., 5.375% due 5/3/41 (b)	2,441,250

		12,788,625

Diversified Financials — 2.0%
75,000	Capital One Financial Corp., 6.250% due 5/17/05	4,005,000

See Notes to Financial Statements.
7 SB Convertible Fund | 2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	January 31, 2005

SHARES	SECURITY	VALUE

Insurance — 2.8%
2,000,000	Fortis Insurance N.V., 7.750% due 1/26/08 (c)	$2,100,000
105,000	Phoenix Cos., Inc., 7.000% due 11/13/05 (d)	3,639,825

		5,739,825

Real Estate Investment Trust — 2.9%
70,000	Host Marriott Finance Trust, 6.750% due12/2/26	3,850,000
35,000	Simon Property Group Inc., 6.000% due 12/31/49 (b)	1,987,650

		5,837,650

	TOTAL FINANCIALS	28,371,000

INDUSTRIALS — 2.5%

Commercial Services & Supplies — 1.0%
40,000	Allied Waste Industry, Inc., 6.250% due 4/1/06	1,921,200

Trading Companies & Distributors — 1.5%
70,000	United Rentals Trust I, 6.500% due 8/1/28 (b)	3,027,500

	TOTAL INDUSTRIALS	4,948,700

INFORMATION TECHNOLOGY — 1.2%

Communications Equipment — 1.2%
4,400	Corning Inc., 7.000% due 8/15/05	2,458,500

MATERIALS — 1.6%

Containers & Packaging — 1.6%
60,000	Temple-Inland, Inc., 7.500% due 5/17/05	3,207,000

UTILITIES — 3.2%

Electric Utilities — 1.5%
85,000	CenterPoint Energy, Inc., 2.000% due 9/15/29 (e)	3,112,870

Multi-Utilities — 1.7%
2,000	NRG Energy Inc., 4.000% due 12/31/49	2,135,000
40,000	Sempra Energy, 8.500% due 5/17/05 (b)	1,228,000

		3,363,000

	TOTAL UTILITIES	6,475,870

	TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost — $36,455,501)	45,675,560

FACE AMOUNT	RATING (f)

CONVERTIBLE BONDS — 66.6%
CONSUMER DISCRETIONARY — 12.9%

Automobiles — 0.8%
$ 1,500,000	NR Fleetwood Enterprises, Inc., Sr. Sub. Notes, 5.000% due 12/15/23 (c)	1,621,875

Hotel, Restaurants & Leisure — 1.0%
4,250,000	BBB- CBRL Group, Inc., zero coupon due 4/3/32	2,130,312

Media — 5.6%
1,500,000	BB+ Interpublic Group Cos. Inc., 4.500% due 3/15/23	1,925,625
2,750,000	BBB- Liberty Media Corp., 4.000% due 11/15/29	2,041,875

See Notes to Financial Statements.
8 SB Convertible Fund | 2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	January 31, 2005

FACE AMOUNT	RATING (f)	SECURITY	VALUE

Media — 5.6% (continued)
		News America, Inc., Liquid Yield Option Notes:
$ 1,750,000	BBB-	Zero coupon due 2/28/21	$1,021,562
2,000,000	BBB-	Zero coupon due 2/28/21 (c)	1,167,500
		Omnicom Group, Inc.:
3,750,000	A-	Zero coupon due 6/15/33	3,792,188
1,250,000	A-	Zero coupon due 6/15/33 (c)	1,264,062

			11,212,812

Retail — 4.0%
2,250,000	BB+	Best Buy Co., Inc., Sub. Debentures, 2.250% due 1/15/22	2,334,375
2,000,000	NR	Dress Barn, 2.500% due 12/15/24 (c)	2,290,000
		The Men’s Wearhouse, Inc., Sr. Notes:
1,500,000	NR	3.125% due 10/15/23	1,573,125
1,750,000	NR	3.125% due 10/15/23 (c)	1,835,312

			8,032,812

Textiles, Apparel & Luxury Goods — 1.5%
2,750,000	BBB	Reebok International Ltd., 2.000% due 5/1/24 (c)	2,997,500

		TOTAL CONSUMER DISCRETIONARY	25,995,311

ENERGY — 2.6%

Energy Equipment & Services — 1.8%
2,500,000	BB-	Pride International, Inc., Sr. Notes, 2.500% due 3/1/07	3,565,625

Oil & Gas — 0.8%
1,000,000	BB	Evergreen Resources, Inc., Sr. Notes, 4.750% due 12/15/21	1,711,250

		TOTAL ENERGY	5,276,875

FINANCIALS — 3.8%

Diversified Financials — 1.9%
3,750,000	Aa3*	Merrill Lynch & Co., Inc., Sr. Notes, 0.470% due 3/13/32 (g)	3,853,125

Insurance — 1.9%
		The PMI Group, Inc., Debentures:
2,000,000	A	2.500% due 7/15/21 (b)	2,137,500
1,500,000	A	2.500% due 7/15/21 (c)	6,603,125

			3,740,625

		TOTAL FINANCIALS	7,593,750

HEALTHCARE — 16.6%

Biotechnology — 10.6%
8,000,000	A+	Amgen, Inc., Sr. Notes, zero coupon due 3/1/32	5,960,000
3,500,000	NR	BioMarin Pharmaceutical Inc., Sub. Notes, 3.500% due 6/15/08 (c)	3,171,875
1,575,000	NR	Inhale Therapeutics Systems, Inc., 3.500% due 10/17/07	1,533,656
4,000,000	NR	InterMune Inc., Sub. Notes, 0.250% due 3/1/11 (c)	3,230,000
		NPS Pharmaceuticals, Inc., Sr. Notes
1,750,000	B-	3.000% due 6/15/08	1,599,062
1,500,000	B-	3.000% due 6/15/08 (c)	1,370,625
1,250,000	NR	OSI Pharmaceuticals, Inc., 3.250% due 9/8/23	1,921,875
1,750,000	NR	Transkaryotic Therapies Inc., 1.250% due 5/15/11	2,500,313

			21,287,406

See Notes to Financial Statements.
9 SB Convertible Fund | 2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	January 31, 2005

FACE AMOUNT	RATING (f)	SECURITY	VALUE

Healthcare Equipment & Supplies — 1.5%
$ 2,750,000	BB+	Fisher Scientific International Inc., 3.250% due 3/1/24	$3,052,500

Healthcare Providers & Services — 1.5%
1,000,000	BB+	Pacificare Health Systems, Inc., 3.000% due 10/15/32	2,971,250

Pharmaceuticals — 3.0%
1,000,000	CCC+	Sepracor Inc., zero coupon due 12/15/10 (c)	2,011,250
4,000,000	BBB	Teva Pharmaceutical Finance N.V., Debentures, Series B, 0.250% due 2/1/24	3,960,000

			5,971,250

		TOTAL HEALTHCARE	33,282,406

INDUSTRIALS — 11.2%

Aerospace & Defense — 2.0%
1,750,000	B+	Armor Holdings Inc., Sub. Notes, 2.000% due 11/1/24 (b)	1,894,375
2,000,000	BBB	Lockheed Martin Corp., 2.040% due 8/15/33 (g)	2,087,120

			3,981,495

Building Materials — 0.6%
1,000,000	NR	NCI Building Systems, Inc., 2.125% due 11/15/24 (c)	1,168,750

Commercial Services & Supplies — 3.7%
2,750,000	B+	Allied Waste Industry, Inc., 4.250% due 4/15/34	2,368,438
4,500,000	BB-	Waste Connections, Inc., Sub. Notes, 2.660% due 5/1/22 (b)(g)	4,990,050

			7,358,488

Electrical Equipment & Instruments — 1.5%
6,750,000	BB-	Roper Industries, Inc., 1.481% until 1/15/09, (zero coupon thereafter), due 1/15/34	3,088,125

Industrial Conglomerates — 1.0%
		Tyco International Group S.A., Sr. Debentures:
250,000	BBB	2.750% due 1/15/18	400,625
1,000,000	BBB	2.750% due 1/15/18 (c)	1,602,500

			2,003,125

Machinery — 2.4%
2,250,000	BB-	Navistar Financial Corp., Sub. Notes, 2.500% due 12/15/07	2,888,438
1,500,000	NR	Titan International Inc., 5.250% due 7/26/09 (c)	1,987,500

			4,875,938

		TOTAL INDUSTRIALS	22,475,921

INFORMATION TECHNOLOGY — 17.4%

Computer & Peripherals — 1.3%
		Electronics for Imaging, Inc., Sr. Notes:
250,000	NR	1.500% due 6/1/23	240,938
1,500,000	NR	1.500% due 6/1/23 (c)	1,445,625
750,000	CCC+	Silicon Graphics, Inc., Sr. Notes, 6.500% due 6/1/09	865,312

			2,551,875

Electronic Equipment & Instruments — 2.4%
2,250,000	BB-	Flextronics International Ltd., Notes, 1.000% due 8/1/10 (c)	2,621,250
		Solectron Corp.:
1,000,000	B+	0.500% due 2/15/34	852,500
1,500,000	B+	0.500% due 2/15/34 (c)	1,278,750

			4,752,500

See Notes to Financial Statements.
10 SB Convertible Fund | 2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	January 31, 2005

FACE AMOUNT	RATING (f)	SECURITY	VALUE

Internet Software & Services — 0.6%
$ 1,000,000	NR	Sina Corp., zero coupon due 7/15/23	$1,313,750

IT Consulting & Services — 1.9%
1,500,000	NR	DST Systems, Inc., 4.125% due 8/15/23	1,882,500
2,000,000	NR	Euronet Worldwide Inc., 1.625% due 12/15/24 (c)	2,060,000

			3,942,500

Semiconductor Equipment & Products — 2.5%
1,750,000	B	Agere Systems Inc., Sub. Notes, 6.500% due 12/15/09	1,879,062
3,500,000	CCC	Conexant Systems Inc., 4.000% due 2/1/07	3,150,000

			5,029,062

Software — 4.6%
2,000,000	NR	i2 Technologies, Inc., Sub. Notes, 5.250% due 12/15/06	1,927,500
		Mentor Graphics Corp., Sub. Notes:
750,000	NR	3.860% due 8/6/23 (g)	737,828
2,500,000	NR	3.860% due 8/6/23 (c)(g)	2,459,425
3,750,000	NR	Open Solutions Inc., 1.467% due 2/2/35 (c)(g)	2,142,188
1,750,000	NR	Shanda Interactive Entertainment, zero coupon due 10/15/14 (c)	1,898,750

			9,165,691

Communications Equipment — 4.1%
5,000,000	NR	ADC Telecommunications, Inc., Sub. Notes, 3.065% due 6/15/13 (g)	5,087,500
2,250,000	B	Ciena Corp., 3.750% due 2/1/08	2,010,938
1,000,000	NR	Tekelec, Inc., Sr. Sub. Notes, 2.250% due 6/15/08 (c)	1,195,000

			8,293,438

		TOTAL INFORMATION TECHNOLOGY	35,048,816

TELECOMMUNICATION SERVICES — 1.0%

Wireless Telecommunication Services — 1.0%
1,250,000	B-	Nextel Partners Inc., 1.500% due 11/15/08	2,051,562

UTILITIES — 1.1%

Multi-Utilities — 1.1%
		Calpine Corp.:
1,250,000	CCC+	4.750% due 11/15/23	960,938
1,500,000	CCC+	4.750% due 11/15/23 (c)	1,153,125

		TOTAL UTILITIES	2,114,063

		TOTAL CONVERTIBLE BONDS
		(Cost — $127,926,479)	133,838,704

CORPORATE BONDS — 0.1%
ENERGY — 0.1%

Energy Equipment & Services — 0.1%
2,750,000	NR	Friede Goldman Halter, Inc., Sub. Notes, 4.500% due 12/15/09 (h)
		(Cost — $1,914,950)	226,875

See Notes to Financial Statements.
11 SB Convertible Fund | 2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	January 31, 2005

FACE AMOUNT	SECURITY	VALUE

SHORT-TERM INVESTMENTS — 6.9%
REPURCHASE AGREEMENT — 0.9%

$ 1,748,000	Interest in $1,174,865,000 joint tri-party repurchase agreement dated 1/31/05 with UBS Securities LLC, 2.500% due 2/1/05; Proceeds at maturity — $1,748,121; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.875% due 3/15/05 to 8/6/38; Market value — $1,782,966) (Cost — $1,748,000)	$1,748,000

SHARES

SECURITIES PURCHASED FROM SECURITIES LENDING COLLATERAL — 6.0%

12,118,250	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $12,118,250)	12,118,250

	TOTAL SHORT-TERM INVESTMENTS (Cost — $13,866,250)	13,866,250

	TOTAL INVESTMENTS — 105.4% (Cost — $204,851,729**)	212,030,089
	Liabilities in Excess of Other Assets — (5.4)%	(10,828,183)

	TOTAL NET ASSETS — 100.0%	$201,201,906

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan (See Notes 1 and 3).
(c)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines established by the Board of Trustees.

(d)	This preferred stock is convertible into the common stock of Hilb, Rogal & Hobbs.
(e)	This preferred stock is convertible into the common stock of Time Warner.
(f)	All ratings are by Standard & Poor’s Rating Service, except those identified by an asterisk (*) are rated by Moody’s Investors Service.
(g)	Interest rate shown reflects current rate on instrument with variable rates.
(h)	Security is currently in default.
**	Aggregate cost for federal income tax purposes is substantially the same.

See page 13 for definitions of ratings.

See Notes to Financial Statements.
12 SB Convertible Fund | 2005 Semi-Annual Report

Bond Ratings (unaudited)
The definition of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”)  — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A	—
Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—
Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C	—
Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—
Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—
Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

Baa	—
Bonds rated “Baa” are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—
Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—
Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds that are rated “Caa” are of poor standing. Such issues may be in default or present elements of danger with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	—	Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.
13 SB Convertible Fund | 2005 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	January 31, 2005

ASSETS:

Investments, at value (Cost — $204,851,729)	$212,030,089
Cash	628
Receivable for securities sold	2,412,513
Dividends and interest receivable	694,629
Receivable for Fund shares sold	427,507
Prepaid expenses	83,953

Total Assets	215,649,319

LIABILITIES:

Payable for loaned securities collateral (Notes 1 and 3)	12,118,250
Payable for securities purchased	2,056,100
Investment advisory fee payable	70,900
Payable for Fund shares reacquired	64,880
Administration fee payable	34,622
Transfer agency service fees payable	29,166
Distribution plan fees payable	22,452
Trustees’ fee payable	18,211
Accrued expenses	32,832

Total Liabilities	14,447,413

Total Net Assets	$201,201,906

NET ASSETS:

Par value of shares of beneficial interest (Note 6)	$11,544
Capital paid in excess of par value	189,738,543
Overdistributed net investment income	(702,572)
Accumulated net realized gain from investment transactions	4,976,031
Net unrealized appreciation of investments	7,178,360

Total Net Assets	$201,201,906

Shares Outstanding:

Smith Barney Class A	2,544,425

Smith Barney Class B	1,475,424

Smith Barney Class C	2,479,832

Smith Barney Class O	14,127

Smith Barney Class Y	4,924,854

Salomon Brothers Class A	41,559

Salomon Brothers Class B	10,116

Salomon Brothers Class C	54,111

See Notes to Financial Statements.
14 SB Convertible Fund | 2005 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)(continued)	January 31, 2005

Net Asset Value:

Smith Barney Class A (and redemption price)	$17.38

Smith Barney Class B *	$17.32

Smith Barney Class C *	$17.40

Smith Barney Class O *	$17.25

Smith Barney Class Y (and redemption price)	$17.51

Salomon Brothers Class A (and redemption price)	$17.37

Salomon Brothers Class B *	$17.30

Salomon Brothers Class C *	$17.41

Maximum Public Offering Price Per Share:
Smith Barney Class A (based on maximum sales charge of 5.00%)	$18.29

Salomon Brothers Class A (based on maximum sales charge of 5.75%)	$18.43

*
Redemption price is NAV of Smith Barney Class B and Salomon Brothers Class B shares reduced by a 5.00% CDSC, if shares are redeemed within one year from purchase payment. Redemption price is NAV of  Smith Barney Class C, Smith Barney Class O and Salomon Brothers Class C shares, reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.
15 SB Convertible Fund | 2005 Semi-Annual Report

Statement of Operations (unaudited)	For the Six Months Ended January 31, 2005

INVESTMENT INCOME:

Interest	$1,888,134
Dividends	1,256,500
Securities lending	5,462

Total Investment Income	3,150,096

EXPENSES:

Investment advisory fee (Note 2)	504,953
Distribution plan fees (Notes 2 and 4)	377,955
Administration fee (Note 2)	201,981
Transfer agency service fees (Notes 2 and 4)	50,718
Shareholder communications (Note 4)	44,960
Audit and legal	25,230
Custody	22,943
Registration fees	18,670
Trustees’ fees	9,890
Other	5,427

Total Expenses	1,262,727
Less: Investment advisory fee waiver and expense reimbursement (Notes 2 and 7)	(31,745)

Net Expenses	1,230,982

Net Investment Income	1,919,114

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):

Net Realized Gain From Investment Transactions	6,183,403
Net Change in Unrealized Appreciation/Depreciation of Investments	3,091,746

Net Gain on Investments	9,275,149

Increase in Net Assets From Operations	$11,194,263

See Notes to Financial Statements.
16 SB Convertible Fund | 2005 Semi-Annual Report

Statements of Changes in Net Assets

For the Six Months Ended January 31, 2005 (unaudited) and the Year Ended July 31, 2004
	2005	2004

OPERATIONS:

Net investment income	$1,919,114	$4,469,852
Net realized gain	6,183,403	15,511,320
Net change in unrealized appreciation/depreciation	3,091,746	2,183,968

Increase in Net Assets From Operations	11,194,263	22,165,140

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):

Net investment income	(2,243,392)	(5,556,637)
Net realized gains	(3,366,672)	(1,099,049)

Decrease in Net Assets From Distributions to Shareholders	(5,610,064)	(6,655,686)

FUND SHARE TRANSACTIONS (NOTE 6):

Net proceeds from sale of shares	11,308,463	58,404,984
Net asset value of shares issued for reinvestment of distributions	2,301,311	2,258,427
Cost of shares reacquired	(16,040,916)	(26,648,140)

Increase (Decrease) in Net Assets From Fund Share Transactions	(2,431,142)	34,015,271

Increase in Net Assets	3,153,057	49,524,725

NET ASSETS:

Beginning of period	198,048,849	148,524,124

End of period*	$201,201,906	$198,048,849

* Includes overdistributed net investment income of:	$(702,572)	$(378,294)

See Notes to Financial Statements.
17 SB Convertible Fund | 2005 Semi-Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year or period ended July 31, unless otherwise noted:

Smith Barney Class A Shares(1)(2)	2005(3)		2004	2003	2002		2001	2000

Net Asset Value, Beginning of Period	$16.90		$15.32	$12.75	$15.73		$15.50	$15.25

Income (Loss) From Operations:
Net investment income	0.17		0.41	0.71	0.61	(4)	0.80	0.69
Net realized and unrealized gain (loss)	0.80		1.78	2.58	(2.87	)(4)	0.14	0.21

Total Income (Loss) From Operations	0.97		2.19	3.29	(2.26)		0.94	0.90

Less Distributions From:
Net investment income	(0.20)		(0.51)	(0.72)	(0.72)		(0.71)	(0.65)
Net realized gains	(0.29)		(0.10)	—	—		—	—

Total Distributions	(0.49)		(0.61)	(0.72)	(0.72)		(0.71)	(0.65)

Net Asset Value, End of Period	$17.38		$16.90	$15.32	$12.75		$15.73	$15.50

Total Return(5)	5.76	%‡	14.35%	26.69%	(14.85)%		6.16%	6.13%

Net Assets, End of Period (000s)	$44,214		$43,840	$32,183	$21,958		$24,903	$21,794

Ratios to Average Net Assets:
Expenses	1.15	%†(6)	1.18%	1.42%	1.23%		1.25%	1.34%
Net investment income	1.96	†	2.39	5.24	4.06	(4)	5.09	4.62

Portfolio Turnover Rate	57%		113%	133%	115%		177%	167%

(1)	On May 16, 2003, Class A shares were renamed as Smith Barney Class A shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the six months ended January 31, 2005 (unaudited).
(4)
Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.62 for net investment income, $2.88 for net realized and unrealized loss and 4.13% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(5)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(6)	The investment adviser voluntarily waived a portion of its fees for the six months ended January 31, 2005. If such fees were not voluntarily waived, the annualized expense ratio would have been 1.17%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized

See Notes to Financial Statements.
18 SB Convertible Fund | 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended July 31, unless otherwise noted:

Smith Barney Class B Shares(1)(2)	2005(3)		2004	2003	2002		2001	2000

Net Asset Value, Beginning of Period	$16.84		$15.28	$12.69	$15.66		$15.45	$15.22

Income (Loss) From Operations:

Net investment income	0.12		0.31	0.62	0.51	(4)	0.70	0.61
Net realized and unrealized gain (loss)	0.80		1.77	2.61	(2.84	)(4)	0.14	0.21

Total Income (Loss) From Operations	0.92		2.08	3.23	(2.33)		0.84	0.82

Less Distributions From:
Net investment income	(0.15)		(0.42)	(0.64)	(0.64)		(0.63)	(0.59)
Net realized gains	(0.29)		(0.10)	—	—		—	—

Total Distributions	(0.44)		(0.52)	(0.64)	(0.64)		(0.63)	(0.59)

Net Asset Value, End of Period	$17.32		$16.84	$15.28	$12.69		$15.66	$15.45

Total Return(5)	5.48	%‡	13.66%	26.23%	(15.32)%		5.53%	5.59%

Net Assets, End of Period (000s)	$25,549		$26,109	$17,406	$8,545		$9,395	$13,216

Ratios to Average Net Assets:
Expenses	1.70	%†(6)	1.74%	1.89%	1.79%		1.81%	1.86%
Net investment income	1.42	†	1.82	4.65	3.50	(4)	4.59	4.10

Portfolio Turnover Rate	57%		113%	133%	115%		177%	167%

(1)	On May 16, 2003, Class B shares were renamed as Smith Barney Class B shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the six months ended January 31, 2005 (unaudited).
(4)
Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.52 for net investment income, $2.85 for net realized and unrealized loss and 3.57% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(5)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(6)	The investment adviser voluntarily waived a portion of its fees for the six months ended January 31, 2005. If such fees were not voluntarily waived, the annualized expense ratio would have been 1.71%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized

See Notes to Financial Statements.
19 SB Convertible Fund | 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended July 31, unless otherwise noted:

Smith Barney Class C Shares(1)(2)(3)	2005(4)		2004	2003	2002		2001	2000

Net Asset Value, Beginning of Period	$16.91		$15.33	$12.71	$15.61		$15.36	$15.18

Income (Loss) From Operations:
Net investment income	0.11		0.27	0.55	0.50	(5)	0.60	0.53
Net realized and unrealized gain (loss)	0.81		1.78	2.64	(2.83	)(5)	0.22	0.21

Total Income (Loss) From Operations	0.92		2.05	3.19	(2.33)		0.82	0.74

Less Distributions From:
Net investment income	(0.14)		(0.37)	(0.57)	(0.57)		(0.57)	(0.56)
Net realized gains	(0.29)		(0.10)	—	—		—	—

Total Distributions	(0.43)		(0.47)	(0.57)	(0.57)		(0.57)	(0.56)

Net Asset Value, End of Period	$17.40		$16.91	$15.33	$12.71		$15.61	$15.36

Total Return(6)	5.43	%‡	13.42%	25.76%	(15.34)%		5.38%	5.07%

Net Assets, End of Period (000s)	$43,137		$43,288	$19,824	$5,308		$3,607	$270

Ratios to Average Net Assets:
Expenses	1.88	%†(7)	1.93%	2.29%	1.85%		1.92%	2.34%
Net investment income	1.24	†	1.55	4.10	3.40	(5)	3.97	3.64

Portfolio Turnover Rate	57%		113%	133%	115%		177%	167%

(1)	On May 16, 2003, Class L shares were renamed as Smith Barney Class L shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.
(4)	For the six months ended January 31, 2005 (unaudited).
(5)
Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.51 for net investment income, $2.84 for net realized and unrealized loss and 3.47% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(6)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(7)	The investment adviser voluntarily waived a portion of its fees for the six months ended January 31, 2005. If such fees were not voluntarily waived, the annualized expense ratio would have been 1.89%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.
20 SB Convertible Fund | 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended July 31, unless otherwise noted:

Smith Barney Class O Shares(1)(2)	2005(3)		2004	2003	2002		2001	2000

Net Asset Value, Beginning of Period	$16.78		$15.22	$12.66	$15.62		$15.41	$15.19

Income (Loss) From Operations:
Net investment income	0.12		0.32	0.63	0.51	(4)	0.70	0.60
Net realized and unrealized gain (loss)	0.79		1.76	2.56	(2.84	)(4)	0.14	0.21

Total Income (Loss) From Operations	0.91		2.08	3.19	(2.33)		0.84	0.81

Less Distributions From:
Net investment income	(0.15)		(0.42)	(0.63)	(0.63)		(0.63)	(0.59)
Net realized gains	(0.29)		(0.10)	—	—		—	—

Total Distributions	(0.44)		(0.52)	(0.63)	(0.63)		(0.63)	(0.59)

Net Asset Value, End of Period	$17.25		$16.78	$15.22	$12.66		$15.62	$15.41

Total Return(5)	5.44	%‡	13.67%	26.00%	(15.33)%		5.51%	5.57%

Net Assets, End of Period (000s)	$244		$240	$206	$223		$293	$321

Ratios to Average Net Assets:
Expenses	1.73	%†(6)	1.75%	1.97%	1.82%		1.83%	1.90%
Net investment income	1.39	†	1.87	4.75	3.48	(4)	4.53	4.06

Portfolio Turnover Rate	57%		113%	133%	115%		177%	167%

(1)	On May 16, 2003, Class O shares were renamed as Smith Barney Class O shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the six months ended January 31, 2005 (unaudited).
(4)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.52 for net investment income, $2.85 for net realized and unrealized loss and 3.56% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(5)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(6)	The investment adviser voluntarily waived a portion of its fees for the six months ended January 31, 2005. If such fees were not voluntarily waived, the annualized expense ratio would have been 1.75%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.
21 SB Convertible Fund | 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year or period ended July 31, unless otherwise noted:

Smith Barney Class Y Shares(1)(2)	2005(3)		2004	2003	2002		2001	2000

Net Asset Value, Beginning of Period	$17.02		$15.44	$12.84	$15.85		$15.61	$15.34

Income (Loss) From Operations:
Net investment income	0.21		0.49	0.80	0.67	(4)	0.88	0.78
Net realized and unrealized gain (loss)	0.81		1.77	2.59	(2.89	)(4)	0.14	0.19

Total Income (Loss) From Operations	1.02		2.26	3.39	(2.22)		1.02	0.97

Less Distributions From:
Net investment income	(0.24)		(0.58)	(0.79)	(0.79)		(0.78)	(0.70)
Net realized gains	(0.29)		(0.10)	—	—		—	—

Total Distributions	(0.53)		(0.68)	(0.79)	(0.79)		(0.78)	(0.70)

Net Asset Value, End of Period	$17.51		$17.02	$15.44	$12.84		$15.85	$15.61

Total Return(5)	5.99	%‡	14.72%	27.42%	(14.51)%		6.65%	6.62%

Net Assets, End of Period (000s)	$86,219		$83,456	$78,905	$72,510		$90,911	$90,472

Ratios to Average Net Assets:
Expenses	0.77	%†(6)	0.80%	0.89%	0.81%		0.79%	0.87%
Net investment income	2.35	†	2.84	5.84	4.49	(4)	5.57	5.10

Portfolio Turnover Rate	57%		113%	133%	115%		177%	167%

(1)	On May 16, 2003, Class Y shares were renamed as Smith Barney Class Y shares.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	For the six months ended January 31, 2005 (unaudited).
(4)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, those amounts would have been $0.68 for net investment income, $2.90 for net realized and unrealized loss and 4.56% for the ratio of net investment income to average net assets. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(5)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(6)	The investment adviser voluntarily waived a portion of its fees for the six months ended January 31, 2005. If such fees were not voluntarily waived, the annualized expense ratio would have been 0.78%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.
22 SB Convertible Fund | 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout the period ended July 31, unless otherwise noted:

Salomon Brothers Class A Shares(1)	2005(2)	2004(3)

Net Asset Value, Beginning of Period	$16.88	$15.78

Income From Operations:
Net investment income	0.16	0.20
Net realized and unrealized gain	0.80	1.42

Total Income From Operations	0.96	1.62

Less Distributions From:
Net investment income	(0.18)	(0.42)
Net realized gains	(0.29)	(0.10)

Total Distributions	(0.47)	(0.52)

Net Asset Value, End of Period	$17.37	$16.88

Total Return(4)‡	5.70%	6.65	%(5)

Net Assets, End of Period (000s)	$722	$534

Ratios to Average Net Assets†:
Expenses(6)	1.20%	1.42%
Net investment income	1.88	1.41

Portfolio Turnover Rate	57%	113%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the six months ended January 31, 2005 (unaudited).
(3)	For the period September 17, 2003 (inception date) to July 31, 2004.
(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)
Performance calculations for Salomon Brothers Class A shares use October 24, 2003 as the inception date since all Salomon Brothers Class A shares were redeemed on October 20, 2003 and new shares in Salomon Brothers Class A were not purchased until October 24, 2003.

(6)
The investment adviser voluntarily waived a portion of its fees and/or reimbursed the Fund for expenses for the six months ended January 31, 2005 and the period ended July 31, 2004. If such fees were not voluntarily waived and/or expenses not reimbursed, the annualized expense ratios would have been 3.57% and 4.64% for the six months ended January 31, 2005 and period ended July 31, 2004, respectively.

‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.
23 SB Convertible Fund | 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout the period ended July 31, unless otherwise noted:

Salomon Brothers Class B Shares(1)	2005(2)	2004(3)

Net Asset Value, Beginning of Period	$16.82	$15.73

Income From Operations:
Net investment income	0.11	0.18
Net realized and unrealized gain	0.80	1.35

Total Income From Operations	0.91	1.53

Less Distributions From:
Net investment income	(0.14)	(0.34)
Net realized gains	(0.29)	(0.10)

Total Distributions	(0.43)	(0.44)

Net Asset Value, End of Period	$17.30	$16.82

Total Return(4)‡	5.40%	9.68%

Net Assets, End of Period (000s)	$175	$124

Ratios to Average Net Assets†:
Expenses(5)	1.89%	2.14%
Net investment income	1.20	1.18

Portfolio Turnover Rate	57%	113%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the six months ended January 31, 2005 (unaudited).
(3)	For the period September 17, 2003 (inception date) to July 31, 2004.
(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)
The investment adviser voluntarily waived a portion of its fees and/or reimbursed the Fund for expenses for the six months ended January 31, 2005 and the period ended July 31, 2004. If such fees were not voluntarily waived and/or expenses not reimbursed the annualized expense ratios would have been 3.87% and 14.23% for the six months ended January 31, 2005 and period ended July 31, 2004 respectively.

‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.
24 SB Convertible Fund | 2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout the period ended July 31, unless otherwise noted:

Salomon Brothers Class C Shares(1)(2)	2005(3)	2004(4)

Net Asset Value, Beginning of Period	$16.90	$16.24

Income From Operations:
Net investment income	0.09	0.08
Net realized and unrealized gain	0.82	0.91

Total Income From Operations	0.91	0.99

Less Distributions From:
Net investment income	(0.11)	(0.23)
Net realized gains	(0.29)	(0.10)

Total Distributions	(0.40)	(0.33)

Net Asset Value, End of Period	$17.41	$16.90

Total Return(5)‡	5.38%	6.06%

Net Assets, End of Period (000s)	$942	$458

Ratios to Average Net Assets†:
Expenses(6)	1.93%	2.31%
Net investment income	1.10	0.60

Portfolio Turnover Rate	57%	113%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.
(3)	For the six months ended January 31, 2005 (unaudited).
(4)	For the period October 22, 2003 (inception date) to July 31, 2004.
(5)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(6)
The investment adviser voluntarily waived a portion of its fees and/or reimbursed the Fund for expenses for the six months ended January 31, 2005 and the period ended July 31, 2004. If such fees were not voluntarily waived and/or expenses not reimbursed, the annualized expense ratios would have been 4.04% and 10.74% for the six months ended January 31, 2005 and the period ended July 31, 2004, respectively.

‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.
25 SB Convertible Fund | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The SB Convertible Fund (“Fund”), a separate diversified investment fund of Smith Barney Income Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation.  Securities traded on national securities markets are valued at the last sale price on such markets. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on the day, at the last sale price. Securities traded in the over-the-counter markets, securities for which no sales price was reported and fixed-income securities are valued at the mean between the bid and asked prices. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities.  The Fund has an agreement with their custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund also maintains exposure for the risk of any loss in the investment securities loaned. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(d) Security Transactions and Investment Income.  Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to Shareholders.  Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and is determined in accordance with income tax regulations, which may differ from GAAP.

26 SB Convertible Fund | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(f) Class Accounting.  Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes.  It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

(h) Reclassification.  GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.50% of the Fund’s average daily net assets. The Fund has also entered into a sub-advisory agreement with Salomon Brothers Asset Management Inc (“SBAM”), another indirect wholly-owned subsidiary of Citigroup. From its fee, SBFM pays SBAM a sub-advisory fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets. These fees are calculated daily and paid monthly.

During the six months ended January 31, 2005, SBFM voluntarily reimbursed expenses amounting to $14,948 related to certain class specific expenses for Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares. This voluntary reimbursement can be terminated at any time by SBFM.

Additionally, during the six months ended January 31, 2005, SBFM voluntarily waived a portion of its investment advisory fee in the amount of $16,797.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the six months ended January 31, 2005, the Fund paid transfer agent fees of $52,730 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There are maximum sales charges of 5.00% and 5.75% for Smith Barney Class A and Salomon Brothers Class A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Smith Barney Class B and Salomon Brothers Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Smith Barney Class C, Smith Barney Class O and Salomon Brothers Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Smith Barney Class A and Salomon Brothers Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Smith Barney Class A and Salomon Brothers Class A shares which, when combined with current holdings of Smith Barney Class A and Salomon Brothers Class A shares, respectively, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

27 SB Convertible Fund | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

For the six months ended January 31, 2005, CGM received sales charges of approximately $65,000 and $4,000, on sales of the Fund’s Smith Barney Class A and Salomon Brothers Class A shares, respectively. In addition, for the six months ended January 31, 2005, CDSCs paid to CGM were approximately:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Salomon Brothers Class C

CDSCs	$0*	$43,000	$7,000	$0*

* Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$111,653,639

Sales	118,921,004

At January 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,474,212
Gross unrealized depreciation	(8,295,852)

Net unrealized appreciation	$7,178,360

At January 31, 2005, the Fund had loaned securities with a market value of $11,881,277. The Fund received cash collateral amounting to $12,118,250 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, under the 1940 Act.

4. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund also pays a distribution fee with respect to its Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at an annual rate of 0.50%, 0.75%, 0.45%, 0.75% and 0.75% of the average daily net assets for each class, respectively. For the six months ended January 31, 2005, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C

Rule 12b-1 Distribution Plan Fees	$55,624	$96,870	$220,040	$857	$751	$824	$2,989

28 SB Convertible Fund | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

For the six months ended January 31, 2005, total Transfer Agency Service fees were as follows:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C

Transfer Agency Service Fees	$19,044	$14,745	$16,115	$173	$44	$274	$55	$268

For the six months ended January 31, 2005, total Shareholder Communication expenses were as follows:

	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C

Shareholder Communication Expenses	$12,070	$8,856	$8,276	$155	$158	$7,328	$1,662	$6,455

5. Distributions Paid to Shareholders by Class
	Six Months Ended January 31, 2005	Year Ended July 31, 2004(1)

Smith Barney Class A
Net investment income	$509,730	$1,233,827
Net realized gains	739,543	241,528

Total	$1,249,273	$1,475,355

Smith Barney Class B
Net investment income	$224,507	$614,717
Net realized gains	429,029	144,478

Total	$653,536	$759,195

Smith Barney Class C(2)
Net investment income	$342,535	$770,617
Net realized gains	728,546	209,889

Total	$1,071,081	$980,506

Smith Barney Class O
Net investment income	$2,135	$5,972
Net realized gains	4,119	1,408

Total	$6,254	$7,380

Smith Barney Class Y
Net investment income	$1,153,054	$2,925,419
Net realized gains	1,442,069	498,979

Total	$2,595,123	$3,424,398

Salomon Brothers Class A
Net investment income	$6,318	$2,907
Net realized gains	10,602	1,011

Total	$16,920	$3,918

Salomon Brothers Class B
Net investment income	$1,287	$1,887
Net realized gains	2,942	603

Total	$4,229	$2,490

Salomon Brothers Class C(2)
Net investment income	$3,826	$1,291
Net realized gains	9,822	1,153

Total	$13,648	$2,444

(1)

For Salomon Brothers Class A and Salomon Brothers Class B shares, amounts are for the period September 17, 2003 (inception date) to July 31, 2004. For Salomon Brothers Class C shares, amount is for the period October 22, 2003 (inception date) to July 31, 2004.

(2)	On April 29, 2004, Smith Barney Class L shares and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C shares and Salomon Brothers Class C shares, respectively.
29 SB Convertible Fund | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6. Shares of Beneficial Interest

At January 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2005		Year Ended July 31, 2004(1)
	Shares	Amount	Shares	Amount

Smith Barney Class A
Shares sold	226,212	$3,905,770	957,530	$16,295,786
Shares issued on reinvestment	55,219	968,477	63,300	1,076,131
Shares reacquired	(331,614)	(5,722,054)	(526,426)	(9,073,014)

Net Increase (Decrease)	(50,183)	$(847,807)	494,404	$8,298,903

Smith Barney Class B
Shares sold	111,152	$1,916,164	708,720	$11,885,017
Shares issued on reinvestment	27,129	475,054	29,144	494,807
Shares reacquired	(213,517)	(3,659,289)	(326,604)	(5,639,869)

Net Increase (Decrease)	(75,236)	$(1,268,071)	411,260	$6,739,955

Smith Barney Class C(2)
Shares sold	222,807	$3,842,051	1,625,000	$27,752,451
Shares issued on reinvestment	46,944	826,263	39,287	673,833
Shares reacquired	(349,411)	(6,044,929)	(398,250)	(6,912,352)

Net Increase (Decrease)	(79,660)	$(1,376,615)	1,266,037	$21,513,932

Smith Barney Class O
Shares sold	9	$151	1,056	$16,795
Shares issued on reinvestment	327	5,706	400	6,745
Shares reacquired	(518)	(8,842)	(670)	(12,200)

Net Increase (Decrease)	(182)	$(2,985)	786	$11,340

Smith Barney Class Y
Shares sold	43,917	$764,311	74,246	$1,282,403
Shares reacquired	(22,371)	(396,366)	(282,299)	(4,998,557)

Net Increase (Decrease)	21,546	$367,945	(208,053)	$(3,716,154)

Salomon Brothers Class A
Shares sold	20,765	$363,047	31,702	$561,560
Shares issued on reinvestment	723	12,685	194	3,368
Shares reacquired	(11,568)	(200,984)	(257)	(4,198)

Net Increase	9,920	$174,748	31,639	$560,730

Salomon Brothers Class B
Shares sold	2,607	$44,176	7,707	$127,866
Shares issued on reinvestment	139	2,427	99	1,728
Shares reacquired	—	—	(436)	(7,950)

Net Increase	2,746	$46,603	7,370	$121,644

Salomon Brothers Class C(2)
Shares sold	26,910	$472,793	26,969	$483,106
Shares issued on reinvestment	605	10,699	103	1,815
Shares reacquired	(476)	(8,452)	—	—

Net Increase	27,039	$475,040	27,072	$484,921

(1)

For the Salomon Brothers Class A and Salomon Brothers Class B shares, transactions are for the period September 17, 2003 (inception date) to July 31, 2004. For the Salomon Brothers Class C shares, transactions are for the period October 22, 2003 (inception date) to July 31, 2004.

(2)	On April 29, 2004, Smith Barney Class L shares and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C shares and Salomon Brothers Class C shares, respectively.
30 SB Convertible Fund | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

7. Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor. Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

31 SB Convertible Fund | 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

8. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

32 SB Convertible Fund | 2005 Semi-Annual Report

SB CONVERTIBLE FUND

	TRUSTEES	INVESTMENT ADVISER
AND ADMINISTRATOR
	Lee Abraham	Smith Barney Fund
	Jane F. Dasher	Management LLC
R. Jay Gerken, CFA
Chairman
	Richard E. Hanson, Jr.	DISTRIBUTOR
	Paul Hardin	Citigroup Global Markets Inc.
Roderick C. Rasmussen
	John P. Toolan	CUSTODIAN
State Street Bank and
	OFFICERS	Trust Company
R. Jay Gerken, CFA
President and
	Chief Executive Officer	TRANSFER AGENT
Citicorp Trust Bank, fsb.
	Andrew B. Shoup	125 Broad Street, 11th Floor
	Senior Vice President and	New York, New York 10004
Chief Administrative Officer

	Robert J. Brault	SUB-TRANSFER AGENT
	Chief Financial Officer	PFPC Inc.
	and Treasurer	P.O. Box 9699
Providence, Rhode Island
	Kent Bailey, CFA	02940-9699
Investment Officer

Peter D. Luke
Investment Officer

Andrew Beagley
Chief Anti-Money
Laundering Compliance
Officer and Chief
Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Smith Barney Income Funds

SB Convertible Fund The Fund is a separate investment of the Smith Barney Income Funds, Massachusetts business trust.

This report is submitted for the general information of shareholders of Smith Barney Income Funds — SB Convertible Fund, but it may also be used as sales literature when preceded by the current Prospectus.

SB CONVERTIBLE FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This report must be preceded or
accompanied by a free prospectus.
Investors should consider the
Fund’s investment objectives, risks,
charges and expenses carefully
before investing. The prospectus
contains this and other important
information about the Fund. Please
read the prospectus carefully before
investing.

www.smithbarneymutualfunds.com

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

©2005 Citigroup Global Markets Inc. Member NASD, SIPC FD02170 3/05 05-8032

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a) Not applicable.

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Income Funds

Date: April 7, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Income Funds

Date: April 7, 2005

By:	/s/ Robert J. Brault Robert J. Brault Chief Financial Officer of Smith Barney Income Funds

Date: April 7, 2005